FNF Group Reports Fourth Quarter 2016 Diluted EPS of $0.83 and Adjusted Diluted EPS of $0.71, Pre-Tax Title Margin of 19.5% and Adjusted Pre-Tax Title Margin of 15.8%; $97 Million Pre-Tax Credit Recorded to Claims Loss Expense and Claims Provision Reduced to 5%

Jacksonville, Fla. - (February 1, 2017) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and twelve-month periods ended December 31, 2016.

•	Total revenue of approximately $2.2 billion in the fourth quarter versus $1.9 billion in the fourth quarter of 2015

•	Fourth quarter net earnings of $231 million and adjusted net earnings of $198 million versus net earnings of $144 million and adjusted net earnings of $155 million for the fourth quarter of 2015

•	Fourth quarter diluted EPS of $0.83 and adjusted diluted EPS of $0.71 versus diluted EPS of $0.51 and adjusted diluted EPS of $0.55 in the fourth quarter of 2015

•
A $97 million pre-tax credit was recorded to claim loss expense in the fourth quarter, reducing a redundancy in the reserve for title claim losses balance and making the reserve consistent with the actuarial central estimate

•
Fourth quarter net cash flow provided by operations of $372 million and free cash flow provided of $330 million versus net cash flow provided by operations of $257 million and free cash flow provided of $205 million in the fourth quarter of 2015

•	Repurchased 550,000 shares of FNF common stock for approximately $18.5 million in the fourth quarter

Title

•	Approximately $1.8 billion in total revenue, a 12% increase over the approximately $1.6 billion in total revenue in the fourth quarter of 2015

•	Pre-tax earnings of $360 million and adjusted pre-tax earnings of $292 million versus pre-tax earnings of $216 million and adjusted pre-tax earnings of $225 million in the fourth quarter of 2015

•	Pre-tax title margin of 19.5% and adjusted pre-tax title margin of 15.8% versus pre-tax title margin of 13.2% and adjusted pre-tax title margin of 13.8% in the fourth quarter of 2015

•	Claims loss provision was reduced to 5% for the fourth quarter and future quarters, driven by significantly lower title loss payments related to policy years since 2009

•	ServiceLink generated $198 million in revenue, adjusted pre-tax earnings of $25 million and an adjusted pre-tax margin of 12.6% for the fourth quarter

•	Open orders per day of 7,645 for the fourth quarter versus 7,000 open orders per day for the fourth quarter of 2015

•	Closed orders per day of 6,758 for the fourth quarter versus 5,413 closed orders per day for the fourth quarter of 2015

•
Fourth quarter purchase orders opened and closed increased by 5% and 10%, respectively, versus the fourth quarter of 2015; for FNTG only (excluding ServiceLink), purchase orders opened and closed increased by 5% and 11%, respectively versus the fourth quarter of 2015

•
Total commercial revenue of $285 million, a 6% decrease from total commercial revenue in the fourth quarter of 2015, driven by a 4% decrease in closed orders and a 1% decrease in total commercial fee per file; fourth quarter total commercial open orders decreased 1% compared to the prior year; fourth quarter national commercial title revenue of $167 million, a 9% decrease from the fourth quarter of 2015, driven by a 4% decline in the national commercial fee per file and a 4% decrease in closed orders; fourth quarter national commercial open orders declined by 1%

•	Overall fourth quarter average fee per file of $2,091, an 8% decrease versus the fourth quarter of 2015

•	Title claims paid of $76 million, a decrease of $8 million, or 10%, from the fourth quarter of 2015

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2016	181,000	51%	140,000	50%
November 2016	159,000	53%	138,000	49%
December 2016	134,000	56%	141,000	52%

Fourth Quarter 2016	474,000	53%	419,000	51%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2015	167,000	55%	120,000	58%
November 2015	140,000	56%	102,000	57%
December 2015	134,000	54%	119,000	59%

Fourth Quarter 2015	441,000	55%	341,000	58%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Fourth Quarter 2016 - Total Commercial	45,900	34,700	$285	$8,200
Fourth Quarter 2015 - Total Commercial	46,300	36,300	$303	$8,300

Fourth Quarter 2016 - National Commercial	17,900	12,800	$167	$13,000
Fourth Quarter 2015 - National Commercial	18,100	13,400	$183	$13,600

BKFS

•	Revenue of $261 million, led by Servicing Technology revenue of approximately $177 million

•	Pre-tax earnings of $41 million, a $4 million, or 11%, increase from the fourth quarter of 2015

•	Adjusted EBITDA of $112 million, a $6 million, or 6%, increase over the fourth quarter of 2015 and an adjusted EBITDA margin of 44.4%, a 50 basis point decrease from the fourth quarter of 2015

“This was a great finish to another strong year for our title insurance business, as we generated fourth quarter adjusted pre-tax title earnings of $292 million and a 15.8% adjusted pre-tax title margin," said Chairman William P. Foley, II. "For the full-year 2016, we produced more than $1 billion in adjusted pre-tax title earnings and a 14.7% adjusted pre-tax title margin. We continue to benefit from a solid residential purchase market, as open and closed purchase orders grew by 5% and 10%, respectively, in the fourth quarter. The residential refinance market also finished the year strong, with 13% growth in open refinance orders and 47% growth in closed refinance orders. Total commercial revenue of $285 million was our second highest quarterly figure ever and a 6% decline from the record fourth quarter of 2015. Overall, we are proud of our performance in 2016 and we enter 2017 optimistic that an improving economy will continue to benefit the real estate market and provide the opportunity for another successful year for our title insurance business.

"Given the recent favorable trends in claims payments, lower loss ratios in policy years since 2009 and the significantly reduced adverse development in pre-2009 policy years, we recorded a $97 million pre-tax credit to claim loss expense in the fourth quarter, reducing a redundancy in the reserve for title claim losses balance and making the reserve consistent with the actuarial central estimate. We also reduced the claims loss provision to 5% for the fourth quarter and future quarters, driven by significantly lower title loss payments related to policy years since 2009.

“Black Knight continues to perform to our expectations, generating revenue of $261 million and adjusted EBITDA of $112 million, for a 44.4% adjusted EBITDA margin. FNF's Black Knight ownership stake is currently worth more than $3 billion, or nearly $11 per FNF share."

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2016 FNF Group results on Thursday, February 2, 2017, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on February 2, 2017, through February 9, 2017, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 414865.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the plans to distribute shares of Black Knight Financial Services and redeem and exchange the FNFV tracking stock with the result being an independent, publicly-traded FNFV common stock; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands) (Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
December 31, 2016
Direct title premiums	$579	$579	$—	$—
Agency title premiums	692	692	—	—
Escrow, title related and other fees (1)	866	541	261	64
Total title and escrow	2,137	1,812	261	64

Interest and investment income	33	33	—	—
Realized gains and losses, net	(2)	(1)	—	(1)
Total revenue	2,168	1,844	261	63

Personnel costs	697	581	102	14
Agent commissions	525	525	—	—
Other operating expenses	478	372	48	58
Depreciation and amortization	99	39	54	6
Claim loss credit	(33)	(33)	—	—
Interest expense	32	—	16	16
Total expenses	1,798	1,484	220	94

Pre-tax earnings (loss) from continuing operations	$370	$360	$41	$(31)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	2	1	—	1
Deferred revenue add back	1	—	1	—
Purchase price amortization	53	23	25	5
Other legal accruals	5	5	—	—
Claims reserve adjustment	(97)	(97)	—	—
Total non-GAAP adjustments before taxes	$(36)	$(68)	$26	$6

Adjusted pre-tax earnings (loss) from continuing ops.	$334	$292	$67	$(25)
Adjusted pre-tax margin from continuing operations	15.4%	15.8%	25.6%	—

Purchase price amortization	(53)	(23)	(25)	(5)
Depreciation and amortization	99	39	54	6
Interest expense	32	—	16	16

Adjusted EBITDA	$412	$308	$112	$(8)
Adjusted EBITDA margin	19.0%	16.7%	44.4%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax loss	$(12)
Intercompany interest	7
Depreciation and amortization	20
ServiceLink EBITDA	15
Management fee / other expenses	13
ServiceLink Adjusted EBITDA	$28

ServiceLink pre-tax loss	$(12)
Intercompany interest	7
Purchase price amortization	17
Management fee / other expenses	13
ServiceLink adjusted pre-tax earnings	$25

1.	BKFS also reported adjusted revenue of $263 million, which includes $2 million of deferred revenue

FNF GROUP
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
December 31, 2016
Pre-tax earnings (loss) from continuing operations	$370	$360	$41	$(31)
Income tax expense (benefit)	133	135	12	(14)
Earnings from equity investments	5	4	—	1
Non-controlling interests	11	(1)	12	—

Net earnings (loss) attributable to FNF Group common shareholders	$231	$230	$17	$(16)

EPS attributable to FNF Group common shareholders - basic	$0.85	$0.85	$0.06	$(0.06)
EPS attributable to FNF Group common shareholders - diluted	$0.83	$0.83	$0.06	$(0.06)

FNF Group weighted average shares - basic	271
FNF Group weighted average shares - diluted	278

Net earnings (loss) attributable to FNF Group common shareholders	$231	$230	$17	$(16)

Total non-GAAP, pre-tax adjustments	$(36)	$(68)	$26	$6
Income taxes on non-GAAP adjustments	16	28	(10)	(2)
Noncontrolling interest on non-GAAP adjustments	(13)	(5)	(8)	—
Total non-GAAP adjustments	$(33)	$(45)	$8	$4

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$198	$185	$25	$(12)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.71	$0.67	$0.09	$(0.05)

Direct orders opened (000's)	474	474
Direct orders closed (000's)	419	419
Fee per file	$2,091	$2,091
Actual title claims paid	$76	$76

Cash flows provided by operations:	$372

Capital expenditures	42
Free cash flow	$330

FNF GROUP
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
December 31, 2015
Direct title premiums	$521	$521	$—	$—
Agency title premiums	592	592	—	—
Escrow, title related and other fees (1)	776	483	238	55
Total title and escrow	1,889	1,596	238	55

Interest and investment income	30	31	—	(1)
Realized gains and losses, net	14	14	—	—
Total revenue	1,933	1,641	238	54

Personnel costs	636	531	93	12
Agent commissions	452	452	—	—
Other operating expenses	437	345	42	50
Depreciation and amortization	90	36	51	3
Claim loss expense	61	61	—	—
Interest expense	31	—	15	16
Total expenses	1,707	1,425	201	81

Pre-tax earnings (loss) from continuing operations	$226	$216	$37	$(27)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(14)	(14)	—	—
Deferred revenue add back and management fee	3	—	3	—
Purchase price amortization	46	23	23	—
Total non-GAAP adjustments before taxes	$35	$9	$26	$—

Adjusted pre-tax earnings (loss) from continuing operations	$261	$225	$63	$(27)
Adjusted pre-tax margin from continuing operations	13.6%	13.8%	26.1%	—

Purchase price amortization	(46)	(23)	(23)	—
Depreciation and amortization	90	36	51	3
Interest expense	31	—	15	16

Adjusted EBITDA	$336	$238	$106	$(8)
Adjusted EBITDA margin	17.5%	14.6%	44.9%	—

1.	BKFS also reported adjusted revenue of $240 million, which includes $2 million of deferred revenue

FNF GROUP
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
December 31, 2015
Pre-tax earnings (loss) from continuing operations	$226	$216	$37	$(27)

Income tax expense (benefit)	73	79	18	(24)
Earnings from equity investments	2	2	—	—
Non-controlling interests	11	1	11	(1)

Net earnings (loss) attributable to FNF Group common shareholders	$144	$138	$8	$(2)

EPS attributable to FNF Group common shareholders - basic	$0.52	$0.50	$0.03	$(0.01)
EPS attributable to FNF Group common shareholders - diluted	$0.51	$0.49	$0.03	$(0.01)

FNF Group weighted average shares - basic	275
FNF Group weighted average shares - diluted	283

Net earnings (loss) attributable to FNF Group common shareholders	$144	$138	$8	$(2)

Total non-GAAP, pre-tax adjustments	$35	$9	$26	$—
Income taxes on non-GAAP adjustments	(7)	(2)	(5)	—
Noncontrolling interest on non-GAAP adjustments	(17)	(4)	(13)	—
Total non-GAAP adjustments	$11	$3	$8	$—

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$155	$141	$16	$(2)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.55	$0.50	$0.06	$(0.01)

Direct orders opened (000's)	441	441
Direct orders closed (000's)	341	341
Fee per file	$2,272	$2,272
Actual title claims paid	$84	$84

Cash flows provided by operations:	$257

Capital expenditures	52
Free cash flow	$205

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2016
Direct title premiums	$2,097	$2,097	$—	$—
Agency title premiums	2,626	2,626	—	—
Escrow, title related and other fees (1)	3,378	2,128	1,026	224
Total title and escrow	8,101	6,851	1,026	224

Interest and investment income	126	127	—	(1)
Realized gains and losses, net	(8)	—	—	(8)
Total revenue	8,219	6,978	1,026	215

Personnel costs	2,668	2,214	396	58
Agent commissions	1,998	1,998	—	—
Other operating expenses	1,837	1,436	197	204
Depreciation and amortization	369	148	208	13
Claim loss expense	157	157	—	—
Interest expense	126	—	64	62
Total expenses	7,155	5,953	865	337

Pre-tax earnings (loss) from continuing operations	$1,064	$1,025	$161	$(122)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	8	—	—	8
Deferred revenue add back and management fee	8	1	7	—
Purchase price amortization	187	89	90	8
M&A costs	2	—	2	—
Other legal accruals	17	11	6	—
Claims reserve adjustment	(97)	(97)	—	—
Total non-GAAP adjustments before taxes	$125	$4	$105	$16

Adjusted pre-tax earnings (loss) from continuing operations	$1,189	$1,029	$266	$(106)
Adjusted pre-tax margin from continuing operations	14.4%	14.7%	25.8%	—

Purchase price amortization	(187)	(89)	(90)	(8)
Depreciation and amortization	369	148	208	13
Interest expense	126	—	64	62

Adjusted EBITDA	$1,497	$1,088	$448	$(39)
Adjusted EBITDA margin	18.2%	15.6%	44.8%	—

1.	BKFS also reported adjusted revenue of $1,033 million, which includes $7 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2016
Pre-tax earnings (loss) from continuing operations	$1,064	$1,025	$161	$(122)

Income tax expense (benefit)	383	386	52	(55)
Earnings from equity investments	15	13	—	2
Non-controlling interests	42	(5)	47	—

Net earnings (loss) attributable to FNF Group common shareholders	$654	$657	$62	$(65)

EPS attributable to FNF Group common shareholders - basic	$2.40	$2.41	$0.23	$(0.24)
EPS attributable to FNF Group common shareholders - diluted	$2.34	$2.36	$0.22	$(0.24)

FNF Group weighted average shares - basic	272
FNF Group weighted average shares - diluted	280

Net earnings (loss) attributable to FNF Group common shareholders	$654	$657	$62	$(65)

Total non-GAAP, pre-tax adjustments	$125	$4	$105	$16
Income taxes on non-GAAP adjustments	(41)	5	(40)	(6)
Noncontrolling interest on non-GAAP adjustments	(47)	(17)	(30)	—
Total non-GAAP adjustments	$37	$(8)	$35	$10

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$691	$649	$97	$(55)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$2.47	$2.32	$0.35	$(0.20)

Direct orders opened (000's)	2,184	2,184
Direct orders closed (000's)	1,575	1,575
Fee per file	$2,065	$2,065
Actual title claims paid	$245	$245

Cash flows provided by operations:	$1,081
Non-GAAP adjustments:
M&A costs	2
THL management fee	1
Total non-GAAP adjustments	3

Adjusted cash flows from operations	1,084
Capital expenditures	227
Free cash flow	$857

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2015
Direct title premiums	$2,009	$2,009	$—	$—
Agency title premiums	2,277	2,277	—	—
Escrow, title related and other fees (1)	3,121	2,005	931	185
Total title and escrow	7,407	6,291	931	185

Interest and investment income	121	123	—	(2)
Realized gains and losses, net	6	14	(5)	(3)
Total revenue	7,534	6,428	926	180

Personnel costs	2,514	2,090	382	42
Agent commissions	1,731	1,731	—	—
Other operating expenses	1,714	1,381	161	172
Depreciation and amortization	345	144	194	7
Claim loss expense	246	246	—	—
Interest expense	122	—	50	72
Total expenses	6,672	5,592	787	293

Pre-tax earnings (loss) from continuing operations	$862	$836	$139	$(113)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(6)	(14)	5	3
Deferred revenue add back and management fee	13	2	11	—
Purchase price amortization	183	92	90	1
IPO costs & profits interest acceleration	10	—	10	—
Total non-GAAP adjustments before taxes	$200	$80	$116	$4

Adjusted pre-tax earnings (loss) from continuing operations	$1,062	$916	$255	$(109)
Adjusted pre-tax margin from continuing operations	14.1%	14.3%	27.1%	—

Purchase price amortization	(183)	(92)	(90)	(1)
Depreciation and amortization	345	144	194	7
Interest expense	122	—	50	72

Adjusted EBITDA	$1,346	$968	$409	$(31)
Adjusted EBITDA margin	17.9%	15.1%	44.0%	—

1.	BKFS also reported adjusted revenue of $940 million, which includes $9 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2015
Pre-tax earnings (loss) from continuing operations	$862	$836	$139	$(113)

Income tax expense (benefit)	310	305	35	(30)
Earnings from equity investments	6	6	—	—
Non-controlling interests	18	(10)	28	—

Net earnings (loss) attributable to FNF Group common shareholders	$540	$547	$76	$(83)

EPS attributable to FNF Group common shareholders - basic	$1.95	$1.97	$0.27	$(0.29)
EPS attributable to FNF Group common shareholders - diluted	$1.89	$1.91	$0.27	$(0.29)

FNF Group weighted average shares - basic	277
FNF Group weighted average shares - diluted	286

Net earnings (loss) attributable to FNF Group common shareholders	$540	$547	$76	$(83)

Total non-GAAP, pre-tax adjustments	$200	$80	$116	$4
Income taxes on non-GAAP adjustments	(50)	(22)	(26)	(2)
Noncontrolling interest on non-GAAP adjustments	(71)	(23)	(48)	—
Total non-GAAP adjustments	$79	$35	$42	$2

Adjusted net earnings (loss) attributable to FNF common shareholders	$619	$582	$118	$(81)
Adjusted EPS attributable to FNF common shareholders - diluted	$2.16	$2.03	$0.41	$(0.28)

Direct orders opened (000's)	2,092	2,092
Direct orders closed (000's)	1,472	1,472
Fee per file	$2,065	$2,065
Actual title claims paid	$285	$285

Cash flows provided by operations:	$922
Non-GAAP adjustments:
THL management fee	3
IPO cost	4
Total non-GAAP adjustments	7

Adjusted cash flows from operations	929
Capital expenditures	179
Free cash flow	$750

FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Quarterly Open Orders ('000's except % data)
Total open orders*	474	616	577	517	441	514	560	578
Total open orders per day*	7.6	9.6	9.0	8.3	7.0	8.0	8.8	9.5
Purchase % of open orders	53%	50%	57%	55%	55%	58%	57%	47%
Refinance % of open orders	47%	50%	43%	45%	45%	42%	43%	53%
Total closed orders*	419	433	401	322	341	378	408	345
Total closed orders per day*	6.8	6.8	6.3	5.2	5.4	5.9	6.4	5.7
Purchase % of closed orders	51%	54%	58%	55%	58%	60%	54%	46%
Refinance % of closed orders	49%	46%	42%	45%	42%	40%	46%	54%

Commercial (millions, except orders in '000's)
Total commercial revenue	$285	$233	$244	$211	$303	$258	$258	$208
Total commercial open orders	45.9	50.4	49.9	48.5	46.3	50.3	50.8	47.8
Total commercial closed orders	34.7	31.9	33.6	30.7	36.3	33.0	32.4	29.6

National commercial revenue	$167	$130	$144	$121	$183	$146	$150	$119
National commercial open orders	17.9	20.4	20.3	19.3	18.1	21.0	21.2	20.4
National commercial closed orders	12.8	11.7	11.6	10.6	13.4	12.2	12.5	11.1

Total Fee Per File
Fee per file	$2,091	$2,015	$2,116	$2,032	$2,272	$2,133	$2,026	$1,833
Residential and local commercial fee per file	$1,746	$1,762	$1,809	$1,713	$1,806	$1,805	$1,711	$1,538
Residential fee per file	$1,538	$1,594	$1,645	$1,522	$1,548	$1,589	$1,514	$1,346
Total commercial fee per file	$8,200	$7,300	$7,300	$6,900	$8,300	$7,800	$8,000	$7,000
National commercial fee per file	$13,000	$11,100	$12,400	$11,400	$13,600	$12,000	$12,000	$10,700

Total Staffing
Total field operations employees	11,100	11,400	10,900	10,900	10,700	11,000	10,900	10,400

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	395	518	484	429	360	422	458	456
Total open orders per day*	6.4	8.1	7.5	6.9	5.7	6.6	7.2	7.5
Purchase % of open orders	59%	55%	63%	61%	62%	65%	65%	54%
Refinance % of open orders	41%	45%	37%	39%	38%	35%	35%	46%
Total closed orders*	352	369	338	265	285	314	334	277
Total closed orders per day*	5.7	5.8	5.3	4.3	4.5	4.9	5.2	4.5
Purchase % of closed orders	55%	58%	63%	60%	63%	66%	61%	52%
Refinance % of closed orders	45%	42%	37%	40%	37%	34%	39%	48%
Fee per file	$2,313	$2,205	$2,337	$2,261	$2,521	$2,364	$2,264	$2,055
Total title field operations employees	10,000	10,200	9,600	9,700	9,500	9,700	9,600	9,100

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	79	98	93	87	81	92	102	122
Total open orders per day*	1.2	1.5	1.5	1.4	1.3	1.4	1.6	2.0
Purchase % of open orders	21%	17%	22%	24%	22%	23%	22%	17%
Refinance % of open orders	79%	83%	78%	76%	78%	77%	78%	83%
Total closed orders*	67	64	63	57	56	64	74	68
Total closed orders per day*	1.1	1.0	1.0	0.9	0.9	1.0	1.2	1.1
Purchase % of closed orders	24%	27%	27%	28%	31%	26%	21%	22%
Refinance % of closed orders	76%	73%	73%	72%	69%	74%	79%	78%
Fee per file	$932	$916	$940	$972	$1,003	$987	$958	$921
Total ServiceLink operating employees	1,100	1,200	1,300	1,200	1,200	1,300	1,300	1,300
* Includes an immaterial number of non-purchase and non-refinance orders

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group December 31, 2016	FNF Group December 31, 2015
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,965	$4,898
Goodwill	4,859	4,568
Title plant	395	395
Total assets	13,063	12,502
Notes payable	2,513	2,593
Reserve for title claim losses	1,487	1,583
Secured trust deposits	860	701
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	786	720
Total equity and redeemable non-controlling interests	6,210	5,849
Total equity attributable to common shareholders	5,080	4,785

	FNF Group December 31, 2016	FNFV December 31, 2016	Consolidated December 31, 2016	Consolidated December 31, 2015
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,965	$642	$5,607	$5,633
Goodwill	4,859	206	5,065	4,756
Title plant	395	—	395	395
Total assets	13,063	1,400	14,463	13,931
Notes payable	2,513	233	2,746	2,793
Reserve for title claim losses	1,487	—	1,487	1,583
Secured trust deposits	860	—	860	701
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	786	116	902	834
Total equity and redeemable non-controlling interests	6,210	1,032	7,242	6,932
Total equity attributable to common shareholders	5,080	916	5,996	5,754

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2016			December 31, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$579	$579	$—	$2,097	$2,097	$—
Agency title premiums	692	692	—	2,626	2,626	—
Total title premiums	1,271	1,271	—	4,723	4,723	—
Escrow, title-related and other fees	910	866	44	3,546	3,378	168
Total title and escrow and other	2,181	2,137	44	8,269	8,101	168

Restaurant revenue	300	—	300	1,158	—	1,158
Interest and investment income	33	33	—	129	126	3
Realized gains and losses, net	(7)	(2)	(5)	(2)	(8)	6
Total revenue	2,507	2,168	339	9,554	8,219	1,335

Personnel costs	741	697	44	2,832	2,668	164
Other operating expenses	505	478	27	1,944	1,837	107
Cost of restaurant revenue	257	—	257	984	—	984
Agent commissions	525	525	—	1,998	1,998	—
Depreciation and amortization	116	99	17	431	369	62
Title claim loss expense	(33)	(33)	—	157	157	—
Interest expense	34	32	2	136	126	10
Total expenses	2,145	1,798	347	8,482	7,155	1,327

Earnings (loss) from continuing operations before taxes	362	370	(8)	1,072	1,064	8
Income tax expense (benefit)	127	133	(6)	372	383	(11)
Earnings from continuing operations before equity investments	235	237	(2)	700	681	19
Earnings (loss) from equity investments	(2)	5	(7)	(8)	15	(23)
Net earnings (loss)	233	242	(9)	692	696	(4)
Non-controlling interests	10	11	(1)	42	42	—
Net earnings (loss) attributable to common shareholders	$223	$231	$(8)	$650	$654	$(4)

Cash flows provided by operations	416	372	44	1,162	1,081	81

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$521	$521	$—	$2,009	$2,009	$—
Agency title premiums	592	592	—	2,277	2,277	—
Total title premiums	1,113	1,113	—	4,286	4,286	—
Escrow, title-related and other fees	807	776	31	3,324	3,121	203
Total title and escrow and other	1,920	1,889	31	7,610	7,407	203

Restaurant revenue	328	—	328	1,412	—	1,412
Interest and investment income	30	30	—	123	121	2
Realized gains and losses, net	6	14	(8)	(13)	6	(19)
Total revenue	2,284	1,933	351	9,132	7,534	1,598

Personnel costs	678	636	42	2,671	2,514	157
Other operating expenses	457	437	20	1,881	1,714	167
Cost of restaurant revenue	274	—	274	1,195	—	1,195
Agent commissions	452	452	—	1,731	1,731	—
Depreciation and amortization	104	90	14	410	345	65
Title claim loss expense	61	61	—	246	246	—
Interest expense	34	31	3	131	122	9
Total expenses	2,060	1,707	353	8,265	6,672	1,593

Earnings (loss) from continuing operations before taxes	224	226	(2)	867	862	5
Income tax expense (benefit)	71	73	(2)	290	310	(20)
Earnings from continuing operations before equity investments	153	153	—	577	552	25
Earnings (loss) from equity investments	—	2	(2)	(16)	6	(22)
Net earnings (loss)	153	155	(2)	561	558	3
Non-controlling interests	14	11	3	34	18	16
Net earnings (loss) attributable to common shareholders	$139	$144	$(5)	$527	$540	$(13)

Cash flows provided by operations	278	257	21	951	922	29

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